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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 1997

                       UNITED STATES FILTER CORPORATION
            (Exact name of Registrant as specified in its charter)

           Delaware                                 33-0266015
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)

40-004 Cook Street, Palm Desert, California  92211
(Address of principal executive offices) (Zip code)

                                (760) 340-0098
              (Registrant's telephone number including area code)

                                Not applicable
        (Former name and former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

          Reference is made to the draft Offer to Purchase, the Part A Statement with attached Appendicies and drafts of the related Letter of Transmittal, the Acceptance and Transfer Form and the Notice of Guaranteed Delivery, each relating to the proposed tender offer (the "Tender Offer") by USFC Acquisition Inc., a wholly owned subsidiary of United States Filter Corporation, to purchase any and all outstanding ordinary shares of Memtec Limited, a corporation incorporated under the laws of New South Wales, Australia, ("Memtec") consisting of fully paid ordinary shares, par value AUS$2.50 per share (the "Shares") and Shares represented by American Depository Shares issued by the Bank of New York, which documents were registered with the Australian Securities Commission on September 19, 1997, and to the News Release dated September 17, 1997, issued by United States Filter Corporation, attached as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and Exhibit 99.1, respectively, which are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C)  EXHIBITS

               2.1  Offer to Purchase relating to the proposed Tender Offer.

               2.2 Part A Statement relating to the proposed Tender Offer as registered with the Australian Securities Commission on September 19, 1997 with attached cover letter and Appendicies.

               2.3 Letter of Transmittal relating to the proposed Tender Offer as registered with the Australian Securities Commission on September 19, 1997.

               2.4 Acceptance and Transfer Form relating to the proposed Tender Offer as registered with the Australian Securities Commission on September 19, 1997.

               2.5 Notice of Guaranteed Delivery relating to the proposed Tender Offer as registered with the Australian Securities Commission on September 19, 1997.

               99.1 News Release dated September 17, 1997, issued by United
                    States Filter Corporation.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       United States Filter Corporation

September 22, 1997       By:  /s/ Kevin L. Spence
------------------       --------------------------------------
Date                     Kevin L. Spence, Vice President, Chief
                         Financial Officer

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